UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 28, 2021

Next Meats Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56167	85-4008709
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3F 1-16-13 Ebisu Minami Shibuya-ku, Tokyo Japan	150-0022
(address of principal executive offices)	(zip code)

81-90-6002-4978
(registrant’s telephone number, including area code)

N/A
(former name or former mailing address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

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Note: “We”, “Us”, “The Issuer”, and or “The Company” refer to Next Meats Holdings, Inc., a Nevada Company.

All dollar amounts used throughout this Report are in US Dollars, unless otherwise stated.

Forward Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks, uncertainties, and assumptions that are difficult to predict. All statements other than statements of historical fact contained in this Current Report, including statements regarding future events, our future financial performance, business strategy, and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” or “should,” or the negative of these terms or other comparable terminology. The forward-looking statements made herein are based on the Company’s current expectations. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation, its limited operating history, competitive factors in the Company’s industry and market, and other general economic conditions. The forward-looking statements made herein are based on the Company’s current expectations, assumptions, and projections, which could provide to be incorrect. The forward-looking statements made herein speak only as of the date of this Current Report and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law.

3.02 Unregistered Sales of Equity Securities.

As detailed below, under Item 5.03, on December 28, 2021 we filed an amendment to our Articles of Incorporation with the Nevada Secretary of State, resulting in an increase to our authorized shares of Common Stock from 500,000,000 to 1,000,000,000.

On or about December 29, 2021, we sold 270,929 shares of restricted Common Stock to Demic Co., Ltd.., a Japanese Company, at a price of $2.00 per share of Common Stock. The total subscription amount paid by Demic Co., Ltd. was approximately $541,858.

The above transaction was approved by the Chief Executive Officer of Demic Co., Ltd., Tadayoshi Masutomi. Demic Co., Ltd. is not considered a related party to the Company.

The proceeds from the above sale of shares are to be used by the Company for working capital.

On or about December 29, 2021, we sold 882,257 shares of restricted Common Stock to Kiyoshi Kobayashi, a Japanese Citizen, at a price of $2.00 per share of Common Stock. The total subscription amount paid by Kiyoshi Kobayashi was approximately $1,764,513.

Kiyoshi Kobayashi is not considered a related party to the Company.

The proceeds from the above sale of shares are to be used by the Company for working capital.

The aforementioned sales of shares were conducted pursuant to Regulation S of the Securities Act of 1933, as amended ("Regulation S"). The sales of shares were made only to non-U.S. persons/entities (as defined under Rule 902 section (k)(2)(i) of Regulation S), pursuant to offshore transactions, and no directed selling efforts were made in the United States by the issuer, a distributor, any of their respective affiliates, or any person acting on behalf of any of the foregoing.

A copy of the specimen subscription agreement for the sales of shares per the above transaction(s) is attached herein as exhibit 10.2. This Form 8-K does not purport to include full details and or terms of the sale of shares to the aforementioned parties.

Following the sale of the above restricted Common Shares, we now have 501,153,186 shares of Common Stock issued and outstanding as of the date of this report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers.

On December 28, 2021, Ryo Shirai resigned as our Chief Executive Officer and was appointed Chairman of the Board of Directors It should be noted he was previously a Director, but now also serves as Chairman of the Board of Directors. Previously, there was no designated Chairman of the Board of Directors.

The resignation of Mr. Ryo Shirai, as Chief Executive Officer, was not the result of any disagreement with the Company on any matter relating to its operations, policies, or practices.

On December 28, 2021, Mr. Koichi Ishizuka was appointed Chief Executive Officer of the Company.

There is no arrangement or understanding among the newly appointed officer, Koichi Ishizuka, or any other person, pursuant to which they were appointed as an officer of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

Our majority shareholders, collectively, Ryo Shirai, Hideyuki Sasaki, and Koichi Ishizuka (directly and indirectly through White Knight Co., Ltd.), and our Board of Directors, have executed a resolution to ratify, affirm, and approve an amendment to our Certificate of Incorporation, increasing the authorized shares of our Common Stock from 500,000,000 to 1,000,000,000. The Amendment was filed with the Nevada Secretary of State on December 28, 2021, effective immediately upon filing.

The Company believes that this action to increase the authorized shares of available common shares will allow the Company, amongst other things, and if it so chooses, to more easily garner investments from future capital raises through the sale of equity.

A copy of the amendment to our certificate of incorporation is attached herein as exhibit 3.13.

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ITEM 9.01 EXHIBITS

(d) Exhibits

EXHIBITS TO FORM 8-K

Exhibit Number	Description of Exhibit
3.1	Articles of Incorporation (1)
3.11	Amendment to our Certificate of Incorporation (2)
3.12	Amendment to our Certificate of Incorporation (3)
3.13	Amendment to our Certificate of Incorporation (5)
3.2	Bylaws (1)
10.1	Share Cancellation and Exchange Agreement (4)
10.2	Specimen Subscription Agreement (5)

(1) Filed as an exhibit to the Company's Form 10-12G, as filed with the SEC on May 8, 2020, and incorporated herein by this reference.

(2) Filed as an exhibit to the Company's Form 8-K, as filed with the SEC on September 21, 2020, and incorporated herein by this reference.

(3) Filed as an exhibit to the Company's Form 8-K, as filed with the SEC on January 29, 2021, and incorporated herein by this reference.

(4) Filed as an exhibit to the Company's Form 8-K, as filed with the SEC on June 9, 2021, and incorporated herein by this reference.

(5) Filed herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Next Meats Holdings, Inc.

Dated: December 29, 2021

By: /s/ Koichi Ishizuka

Koichi Ishizuka,

Chief Executive Officer